UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 5, 2005

                             RCM Technologies, Inc.
               (Exact Name of Registrant as Specified in Charter)


          Nevada                        1-10245              95-1480559
        ----------                   -------------       --------------
      (State or Other              (Commission File        (I.R.S. Employer
      Jurisdiction of                   Number)           Identification No.)
      Incorporation)

    2500 McClellan Avenue, Suite 350
          Pennsauken, NJ                                     08109-4613
---------------------------------------------------------   --------------
    (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (856) 486-1777
                                                           ---------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

_Written communications pursuant to Rule 425 under the Section Act (17 CFR
 230.425).
_Soliciting material pursuant to Rule 14a-12 under the Exchange Act
 (17 CFR 240.14a-12).
_Pre-commencement communications pursuant to Rule 14d-2(b)
 under the Exchange Act (17 CFR 240-14d-2(b)).
_Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Item 7.01.        Regulation FD Disclosure.

On December 5, 2005, the Registrant issued a press release regarding further developments relating to the previously disclosed case brought by two shareholders who were formerly officers and directors of the Registrant. Specifically, on December 2, 2005, the Appellate Division of the Superior Court of New Jersey affirmed the August 4, 2003 judgment of the Law Division of the Superior Court in all respects, rejecting the Registrant's appeal of the Law Division's decisions in the case. The Appellate Division also rejected the plaintiffs' cross-appeals. A copy of the press release is furnished as Exhibit 99 to this report.


Item 9.01.        Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

None.

(b) Pro Forma Financial Information.

None.

(c) Shell Company Transactions.

None.

(d) Exhibits.

  Exhibit Number                Exhibit Title
99 Press Release by the Registrant, dated December 5, 2005, furnished in accordance with
                              Item 7.01 of this Current Report on Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 RCM TECHNOLOGIES, INC.



                                 By:
                                 ----------------------------------------
                                  Stanton Remer
                                  Executive Vice President,
                                  Chief Financial Officer,
                                  Treasurer and Secretary


Dated: December 5, 2005

                                  Exhibit Index


       Exhibit Number          Exhibit Title
99 Press Release by the Registrant, dated December 5, 2005, furnished in accordance with
                              Item 7.01 of this Current Report on Form 8-K.